UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2017 (November 21, 2017)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	30-0868937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Coach Cove Sanford, MI	48657
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties.  Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning.  One can identify them by the fact that they do not relate strictly to historical or current facts.  These statements are likely to address our growth strategy, financial results and product and development programs.  One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements.  These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not.  No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate.  It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis.  We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report.  Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.  We do not assume any obligation to update any forward-looking statement.  As a result, investors should not place undue reliance on these forward-looking statements.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Settlement Agreement with Continuation Capital, Inc.

On November 21, 2017, HPIL Holding, a Nevada corporation (the “Company”), entered into a Settlement Agreement and Stipulation (the “Settlement Agreement”) with Continuation Capital, Inc., a Delaware corporation (“CCI”). Pursuant to the Settlement Agreement, the Company agreed to issue shares of its common stock to CCI in exchange for the settlement of certain past due obligations and accounts payable of the Company (the “Subject Debts”) in the aggregate amount of $132,088.32 (“the Settlement Amount”). Prior to its entering into the Settlement Agreement, CCI had purchased the Subject Debts from certain vendors of the Company, pursuant to separate claim purchase agreements between CCI and such vendors.

CCI sought payment of the Subject Debts by the Company in the matter entitled Continuation Capital Inc., a Delaware corporation, vs. HPIL Holding, a Nevada corporation (“the CCI Action”), in the Circuit Court of the Twelfth Judicial Circuit in and for Sarasota County, Florida (the “Florida Circuit Court”). In settlement of the CCI Action, the Company and CCI entered into the Settlement Agreement. On November 22, 2017, the Florida Circuit Court entered an order approving the Settlement Agreement (the “CCI Order”). In the CCI Order, the Florida Circuit Court found, among other things, that the Settlement Agreement was fair to CCI, within the meaning of Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), and that the sale of shares of Company common stock (the “Settlement Shares”) to CCI and the resale of the Settlement Shares by CCI, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act.

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Pursuant to the terms of the Settlement Agreement, as approved by the CCI Order, the Company agreed to issue Settlement Shares to CCI in one or more tranches, as necessary, sufficient to satisfy the Settlement Amount, by delivery of one or more issuance requests (each, a “Share Request”) to the Company. Each Share Request is to state the portion of the Settlement Amount to be satisfied by such Share Request. In accordance with the Settlement Agreement, the per share price of the Settlement Shares shall be equal to 50% of the lowest-traded price of the Company’s common stock for the fifteen day trading period immediately preceding the date of the applicable Share Request. Share Requests shall be made by CCI, until such time as the Settlement Amount shall have been paid in full. Additionally, the Company is to issue, pursuant to Section 3(a)(10) of the Securities Act, 7,500,000 shares of its common stock to CCI, as and for a settlement fee.

The Settlement Agreement further provides that, in no event, shall the number of shares of Company common stock beneficially owned by CCI, or deemed beneficially owned by CCI, at any time, exceed 4.9% of the Company’s then-outstanding shares of common stock, as determined in accordance with Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder. The Company has initially reserved 500 million shares of its common stock to provide for issuances made pursuant to the Settlement Agreement. Upon completion of the issuances any unused reservation will be cancelled.

The description of the Settlement Agreement does not purport to be complete.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosures set forth under Item 1.01 of this Current Report, with disclosures incorporated herein by reference.

The issuances of Common Stock pursuant to the terms of the Settlement Agreement, approved by the CCI Order, are exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuances are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: December 13, 2017.	By:	/s/ Nitin Amersey
Nitin Amersey Chief Executive Officer

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